UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 25, 2011

First Trinity Financial Corporation

(Exact Name of registrant as specified in its charter)

Commission File No.       000-52613

Oklahoma	34-1991436
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

7633 E 63rd Place, Suite 230, Tulsa, OK	74133
(Address of principal executive offices)	(Zip Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events

First Trinity Financial Corporation located in Tulsa, Oklahoma and First Trinity’s wholly owned subsidiary, Trinity Life Insurance Company, domiciled in Oklahoma, has entered into a Non Binding Term Sheet to acquire a California domiciled company with statutory admitted assets of $22.0 million. The company is licensed in California, Arizona, Hawaii, Montana, Nevada, Texas and Wyoming. The transaction is subject to customary regulatory approval and to First Trinity and the seller completing a definitive stock purchase agreement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

First Trinity Financial Corporation

Date: May 25, 2011	By:	/s/ Gregg Zahn
Gregg Zahn President and Chief Executive Officer

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